Exhibit 10.01

AMENDED AND RESTATED
BY-LAWS
of
THE SAGEMARK COMPANIES LTD
A New York Corporation
(As amended through May 8, 2008)

Article I. SHAREHOLDERS

Section 1. Place of Meetings. Meetings of shareholders shall be held at such place, either within or without the State of New York, as shall be designated from time to time by the Board of Directors.

Section 2. Annual Meetings. Annual meetings of shareholders shall be held on such date and at such time and place as shall be designated from time to time by the Board of Directors. At each annual meeting the shareholders shall elect a Board of Directors by plurality vote and transact such other business as may properly be brought before the meeting.

Section 3. Special Meetings. Special meetings of the shareholders may be called by the Board of Directors.

Section 4. Notice of Meetings. Written notice of each meeting of the shareholders stating the place, date and time of the meeting shall be given by or at the direction of the Board of Directors to each shareholder entitled to vote at the meeting at least ten, but not more than fifty, days prior to the meeting. Notice of any special meeting shall state in general terms the purpose for which the meeting is called.

Section 5. Quorum; Adjournments of Meetings. The holders of a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at such meeting; but, if there be less than a quorum, the holders of a majority of the stock so present or represented may adjourn the meeting to another time or place, from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice, except as required by law, and any business may be transacted thereat which might have been transacted at the meeting as originally called.

Section 6. Voting. At any meeting of the shareholders every registered owner of shares entitled to vote may vote in person or by proxy and, except as otherwise provided by statute, in the Certificate of Incorporation or these By-Laws, shall have one vote for each such share standing in his name on the books of the Corporation. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, all corporate action, other than the election of directors, to be taken by vote of the shareholders shall be authorized by a majority of the votes cast at such meeting by the holders of shares entitled to vote thereon, a quorum being present.

Section 7. Inspectors of Election. The Board of Directors, or, if the Board shall not have made the appointment, the Chairman presiding at any meeting of shareholders, shall have the power to appoint one or more persons to act as inspectors of election at the meeting or any adjournment thereof, but no candidate for the office of director shall be appointed as an inspector at any meeting for the election of directors.

Section 8. Chairman of Meetings. The Chief Executive Officer, if elected, otherwise the President, shall preside at all meetings of the shareholders. In the absence of the Chief Executive Officer and the President, a majority of the members of the Board of Directors present in person at such meeting may appoint any other officer or director to act as chairman of the meeting.

Section 9. Secretary of Meetings. The Secretary of the Corporation shall act as secretary of all meetings of the shareholders. In the absence of the Secretary, the chairman of the meeting shall appoint a person to act as secretary of the meeting.

Article II. BOARD OF DIRECTORS

Section 1. Number of Directors. The number of directors shall be not more than nine and not less than one. The number of directors may be changed from time to time within the limits herein set by action of the shareholders or of the Board of Directors.

Section 2. Vacancies. Whenever any vacancy shall occur in the Board of Directors by reason of death, resignation, increase in the number of directors or otherwise, it may be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, for the balance of the term, or, if the Board has not filled such vacancy or if there are no remaining directors, it may be filled by the shareholders.

Section 3. First Meeting. The first meeting of each newly elected or appointed Board of Directors, of which no notice shall be necessary, shall be held immediately following the annual meeting of shareholders or any adjournment thereof at the place the annual meeting of shareholders was held at which such directors were elected, or at such other place as a majority of the members of the newly elected Board who are then present shall determine, for the election or appointment of officers for the ensuing year and the transaction of such other business as may be brought before such meeting.

Section 4. Regular Meetings. Regular meetings of the Board of Directors, other than the first meeting, may be held without notice at such times and places as the Board of Directors may from time to time determine.

Section 5. Special Meetings. Special meetings of the Board of Directors may be called by order of the Chairman of the Board, the Chief Executive Officer, the President or any director, if the Board has less than three directors, or any two directors, if the Board has more than three directors. Notice of the time and place of each special meeting shall be given by or at the direction of the person or persons calling the meeting by mailing the same at least three days before the meeting or by telephoning, telegraphing or delivering personally the same at least twenty-four hours before the meeting to each director. Except as otherwise specified in the notice thereof, or as required by statute, the Certificate of Incorporation or these By-Laws, any and all business may be transacted at any special meeting.

Section 6. Organization. Every meeting of the Board of Directors shall be presided over by the Chief Executive Officer, if elected, otherwise by the President. In the absence of the Chairman of the Board, Chief Executive Officer and the President, a presiding officer shall be chosen by a majority of the directors present. The Secretary of the Corporation shall act as secretary of the meeting, but, in such officer’s absence, the presiding officer may appoint any person to act as secretary of the meeting.

Section 7. Quorum Vote. A majority of the directors then in office (but in no event less than one-third of the total number of directors) shall constitute a quorum for the transaction of business. Less than a quorum may adjourn any meeting to another time or place from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, all matters coming before any meeting of the Board of Directors shall be decided by the vote of a majority of the directors present at the meeting, a quorum being present.

Section 8. Action without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors consent in writing to the adoption of a resolution or resolutions authorizing the action, which resolution or resolutions, and the written consents thereto by the members of the Board of Directors, shall be filed with the minutes of the proceedings of the Board of Directors.

Section 9. Meeting by Conference Telephone. Any one or more members of the Board of Directors may participate in a meeting of such Board of Directors by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Article III. OFFICERS

Section 1. Election and Appointment and Term of Office.

(a) The officers of the Corporation may be a Chairman of the Board or Co-Chairmen, one or more Vice Chairmen, a Chief Executive Officer, a President, such number, if any, of Vice Presidents (including Executive or Senior Vice Presidents) as the Board may from time to time determine, a Secretary and a Treasurer and such officers as the Board may from time to time determine. Each such officer shall be elected or appointed by the Board at its annual meeting or such other time as the Board shall determine, and shall serve at the discretion of the Board. Two or more offices may be held by the same person except that the same person shall not be both President and Secretary. The Board may also elect or appoint (and may authorize the Chief Executive Officer or President to appoint) such other officers (including one or more Assistant Secretaries and Assistant Treasurers) as it deems necessary who shall have such authority and shall perform such duties as the Board or the Chief Executive Officer or President may from to time prescribe. The Board may, but shall not be required to, designate one or more officers who shall hold the position(s) and perform the duties of, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer Chief Accounting Officer and Chief Information Officer.

(b) If additional officers are elected or appointed during the year, each shall hold office until the next annual meeting of the Board at which officers are regularly elected or appointed and until his successor is elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided.

Section 2. Duties and Functions.

(a) Chairman. The Chairman of the Board shall perform such other duties as are expressly delegated to the Chairman of the Board by the Board. The Chairman of the Executive Committee shall be a member of the Executive Committee and shall preside at meetings of the Executive Committee and shall have such other duties as are expressly delegated to the Chairman by the Board.

(b) Vice Chairman. The Vice Chairman shall perform such other duties as are expressly delegated to the Vice Chairman by the Chairman.

(c) Chief Executive Officer. The Chief Executive Officer shall be responsible for supervising the management of the business and affairs of the Corporation, subject to the directions and limitations imposed by the Board, these By-Laws and the Certificate of Incorporation of this Corporation. All other officers shall report and be accountable to the Chief Executive Officer, except as otherwise provided in these By-Laws or as otherwise determined by the Board.

(d) Chief Operating Officer. The Chief Operating Officer shall be responsible for supervising the day to day operations of the business and affairs of the Corporation, subject to the directions and limitations imposed by the Board, the Chief Executive Officer and these By-Laws, and shall report to the Chief Executive Officer or to the Board, as the Board shall determine. All other officers involved with the operations of the Corporation shall report and be accountable to the Chief Operating Officer.

(e) Chief Financial Officer. The Chief Financial Officer shall be responsible for supervising the Corporation’s overall financial planning and financial controls and shall be responsible for the maintenance of the Corporation’s books and records, subject to the directions and limitations imposed by the Board, the Chief Executive Office and these By-Laws. All other officers involved with the financial and accounting functions of the Corporation shall report and be accountable to the Chief Financial Officer, and the Chief Financial Officer shall report to the Chief Executive Officer or the Board, as the Board shall determine.

(f) Chief Accounting Officer. The Chief Accounting Officer shall keep true and full accounts of all assets, liabilities, receipts and disbursements and other transactions of the Corporation and shall cause regular audits of the books and records of the Corporation to be made, and shall have charge, supervision and control of the accounting affairs of the Corporation, subject to the directions and limitations imposed by the Board, the Chief Executive Officer and these By-Laws.

(g) Chief Information Officer. The Chief Information Officer shall report to the Chief Financial Officer and shall be responsible for the information technology infrastructure and network access within the Company as well as the processes and practices supporting the flow of information and maintaining the security of such functions and platforms. The Chief Information Officer shall be responsible for establishing Internet protocol and the security of usage. The Chief Information Officer shall be responsible for providing a technology vision for the Company and the evaluation of new information technology products and services.

(h) President. The President shall be responsible for implementing the policies adopted by the Board. The President shall also have the powers and duties delegated to the President by these By-Laws and such other powers and duties as the Board may from time to time determine.

(i) Vice President. Each Vice President shall have such powers and duties as shall be prescribed by the Board.

(j) Secretary. The Secretary shall keep the records of all meetings of the stockholders, the Board and all other committees, if any, in one or more books kept for that purpose. The Secretary shall give or cause to be given due notice of all meetings in accordance with these By-Laws and as required by law. The Secretary shall be custodian of the seal of the Corporation and of all contracts, deeds, documents and other corporate papers, records (except accounting records) and indicia of title to properties owned by the Corporation as shall not be committed to the custody of another officer by the Board, or by the President. The Secretary shall affix or cause to be affixed the seal of the Corporation to instruments requiring the same when the same have been signed on behalf of the Corporation by a duly authorized officer. The Secretary shall perform all duties and have all powers incident to the office of Secretary and shall perform such other duties as shall be assigned to such officer by the Board or the President. The Secretary may by assisted by one or more Assistant Secretaries.

(k) Treasurer. The Treasurer shall have charge and custody of all moneys, stocks, bonds, notes and other securities owned or held by the Corporation, except those held elsewhere at the direction of the Chief Executive Officer or the Board. The Treasurer shall perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties as shall be assigned to such officer by the Board, the Chief Executive Officer and the Chief Financial Officer. The Treasurer may be assisted by one or more Assistant Treasurers, and the Treasurer shall report to the Chief Financial Officer or to such other officer as may be designated by the Board or to the Board, as the Board shall determine.

Section 3. Resignation, Removal and Vacancies.

(a) Any officer may resign at any time by giving a written notice of resignation to the Board or the President. Any such resignation shall take effect at the time specified therein or when delivered to the Board, as the Board shall determine. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

(b) Any officer, agent or employee elected or appointed by the Board may be removed, with or without cause, at any time by the Board. Any officer, agent or employee appointed by an officer may be removed, with or without cause, at any time by the Board or such officer. Any such removal shall not affect any rights which a terminated employee may have under the terms of any employment agreement between such person and the Corporation, provided that such agreement has been approved by the Board and has been executed by an officer authorized by the Board to execute such agreement.

(c) A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided in these By-Laws for election or appointment to such office.

Article IV. CAPITAL STOCK

Section 1. Certificates of Stock. Certificates representing shares of stock of the Corporation shall be in such form complying with the statute as the Board of Directors may from time to time prescribe and shall be signed by the Chairman of the Board or a Vice Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary of an Assistant Secretary.

Section 2. Transfer of Stock. Shares of capital stock of the Corporation shall be transferrable on the books of the Corporation only by the holder of record thereof, in person or by duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, and with such proof of authenticity of the signature and of authority to transfer, and of payment of transfer taxes, as the Corporation or its agents may require.

Section 3. Ownership of Stock. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Article V. MISCELLANEOUS

Section 1. Corporate Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation and the year and State of incorporation.

Section 2. Fiscal Year. The Board of Directors shall have power to fix, and from time to time change, the fiscal year of the Corporation.

Article VI. AMENDMENT

Section 1. The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation subject to the power of the shareholders to amend or repeal the By-Laws made or altered by the Board of Directors.

Article VII. INDEMNIFICATION

Section 1 Indemnification.

(a)
The Corporation shall indemnify any person made, or threatened to be made, a party to any action or proceeding, whether civil or criminal or investigative (a “proceeding”), including an action by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that such person, his or her testator or interstate, was a director or officer of the Corporation, or served such other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such proceeding, or any appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation and, in criminal proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

(b)
The termination of any such civil or criminal proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation or that such officer or director had reasonable cause to believe that his or her conduct was unlawful.

(c)
For the purpose of this Article, the Corporation shall be deemed to have requested a person to serve as an employee of a Corporation benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

(d)
The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Business Corporation Law requires, the payment of such expenses incurred by a director or officer in such person’s capacity as a director or officer in advance of the final disposition of a proceeding shall be made only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise.

(e)	Any determination as to whether a person has met an applicable standard of conduct shall be made in accordance with the provisions of Section 723 of the Business Corporation Law.

(f)
If a claim for indemnification under this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct prescribed hereunder, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such claimant has met the applicable standard of conduct set forth herein or in the Business Corporation law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(g)
The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of shareholders or disinterested directors or otherwise. The Corporation is authorized to provide for such additional indemnification by (a) a resolution of shareholders, (b) a resolution of directors, or (c) an agreement providing for such indemnification.

(h)
Notwithstanding any provision hereof, no indemnification shall be made to or on behalf of any person if a judgment or other final adjudication adverse to such person establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person in fact personally gained a financial profit or other advantage to which such person was not legally entitled.

(i)
If any provision of this Article is determined to be unenforceable in whole or in part, such provision shall nonetheless be enforced to the fullest extent permissible, it being the intent of this Article to provide indemnification to all persons eligible hereunder to the fullest extent permitted under law.